UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 25, 2022
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 25, 2022, the Board of Directors of S&T Bancorp, Inc. (S&T) approved amendments to S&T’s Bylaws that became effective immediately. The amendments are summarized below:

Article II
a.Add provision to clarify that members of the Board of Directors who are employees of S&T or an affiliate receive no additional compensation for services as a director, consistent with S&T’s director compensation policy.
b.Add provision to clarify the process for appointment of the Chair of the Board by the Board of Directors for consistency with S&T’s other governing documents.

Article III
a.Remove the Trust and Revenue Oversight Committee as a standing committee of the Board of Directors and reduce the number of standing committees described in the Bylaws from 7 to 6.

Article IV
a.Add language to clarify that officers of S&T may include Senior Executive Vice Presidents, Executive Vice Presidents, and Senior Vice Presidents as desirable, consistent with S&T’s current practice.

Article VII
a.Clarify provision regarding setting a record date and the applicable record date in the event of an adjourned meeting to better align with Pennsylvania statutory provisions.

The foregoing description of the amendments to S&T's Bylaws does not purport to be complete and is qualified in its entirety and should be read in conjunction with, the full text of S&T’s Bylaws, reflecting such amendments, a copy of which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Bylaws of S&T Bancorp, Inc., as amended
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
July 28, 2022	Mark Kochvar Senior Executive Vice President, Chief Financial Officer